POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and
	appoints each of Julie Petritsch and Jim Lebs, signing singly, the
	undersigned's true and lawful attorney-in-fact to:
	(1)	execute for and on behalf of the undersigned, in the undersigned's
		capacity as an officer and/or director of The Wet Seal, Inc.
		(the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a)
		of the Securities Exchange Act of 1934 and the rules thereunder;
	(2)	do and perform any and all acts for and on behalf of the undersigned
		which may be necessary or desirable to complete and execute any such
		Form 3, 4, or 5, complete and execute any amendment or amendments
		thereto, and timely file such form with the United States Securities
		and Exchange Commission and any stock exchange or similar authority;
		and
	(3)	take any other action of any type whatsoever in connection with the
		foregoing which, in the opinion of such attorney-in-fact, may be of
		benefit to, in the best interest of, or legally required by, the
		undersigned, it being understood that the documents executed by such
		attorney-in-fact on behalf of the undersigned pursuant to this Power
		of Attorney shall be in such form and shall contain such terms and
		conditions as such attorney-in-fact may approve in such
		attorney-in-fact's discretion.
	The undersigned hereby grants to each such attorney-in-fact full power and
	authority to do and perform any and every act and thing whatsoever requisite,
	necessary, or proper to be done in the exercise of any of the rights and
	powers herein granted, as fully to all intents and purposes as the undersigned
	might or could do if personally present, with full power of substitution or
	revocation, hereby ratifying and confirming all that such attorney-in-fact,
	or such attorney-in-fact's substitute or substitutes, shall lawfully do or
	cause to be done by virtue of this power of attorney and the rights and
	powers herein granted.  The undersigned acknowledges that the foregoing
	attorneys-in-fact, in serving in such capacity at the request of the
	undersigned,are not assuming, nor is the Company assuming, any of the
	undersigned's responsibilities to comply with Section 16 of the Securities
	Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the
	undersigned is no longer required to file Forms 3, 4, and 5 with respect to
	the undersigned's holdings of and transactions in securities issued by the
	Company, unless earlier revoked by the undersigned in a signed writing
	delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of April, 2004.

Douglas Felderman
Signature

Douglas Felderman
Print Name